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                                                                    Exhibit 10.5
                                 LEASE AGREEMENT


THIS LEASE AGREEMENT (THE "LEASE") is entered into between PrinVest Financial Corp. (the "Lessor") and GlobalNet, LLC (the "Lessee") with respect to that certain equipment as more particularly described in the Schedule 1 attached hereto and incorporated by reference (the "Equipment Schedules") together with all components, parts, additions and attachments now or hereafter incorporated therein (the "Equipment"). The Lessor and the Lessee are hereinafter collectively referred to as the "Parties."

1.       TERMS AND CONDITIONS.

         (a) The Lessor hereby leases the Equipment to the Lessee pursuant to the terms and conditions set forth herein.

         (b) The Lessee has selected the Equipment and has chosen the manufacturer (the "Manufacturer") and the Supplier thereof (the "Supplier").

         (c) This Lease constitutes the full and entire agreement between the Lessor and the Lessee in connection with the Equipment and merges any other or prior understanding.

         (d) In no case shall the preprinted terms and conditions on the Lessee's, Manufacturer's or the Supplier's standard transactional documentation (e.g., order forms and invoices) apply to the Lessor.

         (e) The Lease can be neither canceled nor modified except by a written agreement signed by an authorized representative of each of the Lessee and the Lessor.

         (f) This Lease is a "finance lease" as that term is defined in the New York Uniform Commercial Code (the "UCC"). The Lease is not a "consumer lease" as that term is defined in the UCC.

         (g)      The term of the Lease is 42 months.

         (h) On or about September 20,1999, Lessee entered into a Lease Agreement with Lessor (the "Original Lease"). This Lease amends, replaces and supercedes the Original Lease in its entirety.

2.       LESSEE'S WARRANTIES TO LESSOR.

         The Lessee expressly represents and warrants to the Lessor, and the Lessor relies on the fact that:

         (a) the Lessee has read and understood this Lease before it was signed;

         (b) the Lessee has selected the Equipment, the Manufacturer and the Supplier;

         (c) the Lessee is fully satisfied with the Equipment, the Manufacturer and the Supplier;
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         (d)      the Lessee has freely chosen to enter into this finance lease, only after having considered other means of obtaining the use of the Equipment;

         (e) neither the Manufacturer, the Supplier, nor any of their respective salespersons are, or have acted as, the Lessor's agents or employees;

         (f) financial information and other statements provided to the Lessor are accurate and correct and will be updated upon the Lessor's request during the term of the Lease;


         (g) the Lessee is currently meeting all of its debts as such sums come due;

         (h) the Lessee has unrestricted power to enter into this Lease, has duly authorized the person executing it, and certifies that all signatures are authentic; and

         (i) the Lessee will pay all costs connected with the Equipment, including, but not limited to, taxes, insurance, repairs, shipping, collection costs and expenses normally paid in a net lease.

         (j) prior to execution of this Lease, the Lessee has received an accurate and complete statement designating the promises, warranties, disclaimers of warranties, limitations or modifications of remedies, or liquidated damages, including those, if any, of the Manufacturer and/or the Supplier, which were provided to Lessor by the Manufacturer and/or the Supplier.

3.       LESSEE'S WAIVER OF DAMAGES AND WARRANTIES FROM LESSOR.

         (a) The Lessee leases the Equipment from the Lessor on an "AS IS, WHERE IS, WITHOUT REPRESENTATION OR WARRANTY BASIS".

         (b) THE LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         (c) IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE MANUFACTURER AND/OR THE SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON WHATSOEVER, THE LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE MANUFACTURER AND/OR THE SUPPLIER AND THE LESSEE HEREBY WAIVES ANY SUCH CLAIM AGAINST THE LESSOR. Provided that the Lessee is not in default under the Lease, all warranties from the Manufacturer and/or the Supplier to the Lessor are assigned to the Lessee solely for the term of the Lease for the Lessee's exercise at the Lessee's sole expense.

         (d) THE LESSEE SHALL INDEMNIFY AND HOLD THE LESSOR HARMLESS AND SHALL BE RESPONSIBLE FOR ANY LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY THE EQUIPMENT.

         (e) NO REPRESENTATION OR WARRANTY BY THE MANUFACTURER, THE SUPPLIER AND/OR ANY SALESPERSON OF EITHER IS BINDING ON THE LESSOR NOR SHALL BREACH OF SUCH WARRANTY RELIEVE THE LESSEE OF THE LESSEE'S OBLIGATIONS TO THE LESSOR.
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         (f)      IN NO CASE SHALL THE LESSOR BE LIABLE TO THE LESSEE FOR
                  SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

4.       PAYMENTS.

         (a)      Lessee agrees to make lease payments in advance.

         (b) The Lessee shall cause to be made to the Lessor when due, all Payments set forth in the Amortization Schedule attached hereto.

         (c) The first Payment on the Amortization Schedule shall be due on November 1, 1999.

         (d) Each Payment thereafter shall be due on the first day of the month.

         (e) If the first day of the month is a Saturday, Sunday or a federal holiday, the Payment shall be due on the next business day.

         (f) The Lessor may, in its sole and absolute discretion, apply any sums of the Lessee in the Lessor's possession to any of the Lessee's Obligations (as hereinafter defined) under this Lease.

         (g) The Lessee shall be liable to the Lessor for any cost or expense the Lessor incurs to preserve any of the Equipment or for any taxes, assessments, fees, penalties, liens, or encumbrances related to any of the Equipment or this Lease. The Lessee shall reimburse the Lessor for any of the foregoing, upon demand by the Lessor.

         (h) Each Payment received will be applied to the Obligations in a manner at the Lessor's sole and absolute discretion.

         (i) THE LESSEE AGREES THAT TIME IS OF THE ESSENCE AND TO MAKE PAYMENTS REGARDLESS OF ANY PROBLEMS THE LESSEE MIGHT HAVE WITH THE EQUIPMENT INCLUDING ITS OPERATION, CAPABILITY, INSTALLATION OR REPAIR AND REGARDLESS OF ANY CLAIM, SETOFF OR DEFENSE THAT THE LESSEE MIGHT HAVE AGAINST THE MANUFACTURER, THE SUPPLIER, ANY SALESPERSON OF EITHER OR ANY OTHER THIRD PARTY.

         (j) Without the Lessor's prior written consent, any Payment to the Lessor of a smaller sum than due at any time under this Lease shall not constitute a release or an accord and satisfaction for any greater sum due, or to become due or which is in dispute, regardless of any endorsement restriction, unless otherwise agreed by both Parties in a signed writing.

5.       TAXES, ASSESSMENTS AND FEES.

         (a)      The Lessee agrees:

                  (i)      to pay all licensing, filing and registration fees;

                  (ii) to keep the Equipment free of all liens and encumbrances;

                  (iii) to pay all personal property taxes assessed against the Equipment; and


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                  (iv)     to pay all other taxes, assessments, royalties,
                           license fees, duties, levies, charges, fees and penalties which may be levied or assessed with respect to the Equipment, its use or any interest therein, or any lease Payments, including but not limited to all taxes, however designated, levied or assessed, whether upon the Lessee or the Lessor or the Equipment or upon the sale, ownership, use or operation thereof, excepting any taxes on income levied on the Lessor.

         (b) The Lessor may, at its option, pay on the Lessee's behalf such taxes and other amounts, file applicable returns, and collect from the Lessee full reimbursement plus an administrative fee equal to two percent (2%) of the taxes and other amounts paid.

         (c) The Lessee agrees to reimburse the Lessor for reasonable costs incurred in collecting taxes, assessments, or fees for which the Lessee is liable, and any collection charges attributable thereto, including any attorney's fees and costs incurred by Lessor.

         (d) Except as expressly set forth to the contrary, all of the above sums shall be due and payable by the Lessee to the Lessor, on demand.

6.       NOTICES.

         Until the Lessor and the Lessee notify each other of any new address in writing, any invoice or notice required by the Lease or by law is validly given when mailed postage prepaid by first class mail or national overnight or courier delivery service to the last known address or by fax pursuant to paragraph 17
(j) hereof.

7.       ASSIGNMENTS.

         (a) The Lessee agrees not to transfer, sell, assign, sublease, pledge or encumber any of the Equipment or any rights under this Lease without the prior written consent of the Lessor, and even with the Lessor's consent, the Lessee shall remain jointly and severally liable to the full extent with the Lessee's assignee.

         (b) The Lessor may assign its rights and obligations under this Lease or the Lease in its entirety, all without the Lessee's consent. The Lessor shall have the right to assign or sell all or any portion of the Obligations (as defined in paragraph 11(g) hereof), all without the Lessee's consent. The Lessee acknowledges and agrees that the Lessor may assign or sell participation interests in all or any portion of the Obligations. The Lessee agrees that in no event shall it have or acquire any rights or claims against any assignees or purchasers of participation interests.

         (c) The Lessor may, at its option, assign its rights and interests under this Lease or the Lease in its entirety without notice. The Lessee agrees that the Lessor's assignee will have the same rights and remedies that the Lessor now has. The Lessee agrees that the rights of the Lessor's assignee will not be subject to claims, defenses, or setoffs that the Lessee may have against the Lessor. The Lessee stipulates that any such assignment by the Lessor shall not materially change the Lessee's duties, obligations or risks under this Lease.

8.       THE EQUIPMENT.

         (a) The Lessor has the right throughout the term of the Lease to inspect the Equipment and has the right to affix and display a notice of the Lessor's interest thereon.

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         (b)      The Equipment shall remain "personal property" whether or not affixed to realty and shall not be part of any real property on which it is located.

         (c) The Lessee shall obtain landlord and/or mortgage waivers for all of the Equipment in form and substance satisfactory to the Lessor. The Lessee shall provide the Lessor with said waivers concurrent with the execution of each Equipment Schedule.

         (d) All additions, attachments, and accessories placed on the Equipment shall become part of the Equipment.

         (e) The Lessee agrees to maintain the Equipment so that it may be removed from the property or building where located without damage.

9.       OPERATION AND TERMINATION.

         (a) The Lessee shall be solely responsible for the installation, operation, and maintenance of the Equipment, shall cause it to be kept in good condition and running order, and shall cause the Equipment to be used and operated only in compliance with applicable laws. The Lessee shall pay all installation and programming costs and all commissions in connection with and/or with respect to the Equipment.

         (b) The Lessee, at its expense, shall maintain in full force and effect throughout the Lease term, the respective Manufacturer's standard maintenance contract for the Equipment.


         (c) Upon return to the Lessor, all of the Equipment must be eligible for immediate continuation of coverage under the respective Manufacture's standard maintenance contracts. The Lessee shall be liable for all costs and expenses to make all of the Equipment eligible for such coverage.

         (d) The Lessee shall cause the Equipment to be kept only at the address specified in the Equipment Schedule 1 for that Equipment, to never abandon or move any Equipment from the specified address, except with the Lessor's written consent or for turnover to the Lessor's agent.

         (e) At least thirty (30) days prior to the end of the Lease term for any portion of the Equipment, the Lessee must contact the Lessor, who will designate the return location within the United States, and the Lessee shall, at the Lessee's expense, immediately crate, insure and return that portion of the Equipment to the designated location in as good condition as when the Lessee received it, excepting only reasonable wear and tear. Until the Lessor actually receives the Equipment at the return location, the Lease renews automatically from month to month and the Lessee agrees to continue to make Payments for that portion of the Equipment at the applicable rate stated in Section 4(b) above.

10.      PURCHASE OPTION.

         (a) So long as no default exists hereunder and the Lease has not been earlier terminated, the Lessee may at the end of the Lease term of each Equipment Schedule, upon at least ninety
                  (90) days prior written notice to the Lessor, purchase all (but not less than all) of the Equipment on that Equipment Schedule on an "AS IS, WHERE IS, WITHOUT REPRESENTATION OR WARRANTY BASIS" for the sum of $1.00.

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11.      SECURITY INTEREST.

         (a) To secure the Obligations, the Lessee hereby grants to the Lessor, a first priority security interest in all present and future Equipment, accounts, accounts receivable, instruments, documents, contract rights, chattel paper, inventory in all stages of manufacture, equipment, fixtures, goods, money, deposit accounts, insurance policies, reserves, reserve accounts, intellectual property, general intangibles, and proceeds thereof presently existing or hereafter arising, either now owned or hereafter acquired by the Lessee, and the interest of the Lessee in any goods, products, and proceeds thereof, and all books and records pertaining thereto (hereinafter collectively, the "Collateral").

         (b) The Lessee authorizes the Lessor to file financing statements and/or fixture filings without Lessee's signature and, if the signature is required by law, Lessee appoints Lessor as Lessee's attorney-in-fact to execute such statements and filings.

         (c) The Lessee authorizes the Lessor to file any documents to perfect or protect Lessor's interest in any intellectual property, all without the Lessee's signature and, if a signature is required by law, the Lessee appoints the Lessor as the Lessee's attorney-in-fact to execute such documents.

         (d) Lessee shall cooperate with Lessor and (i) shall execute any and all documents in connection with filing financing statements, documents and/or agreements to perfect, protect, and evidence the Lessor's interest in the Collateral, (ii) shall pay to Lessor any and all fees and costs in connection with the financing statements, fixture filings and/or documents to perfect or protect Lessor's interest in and to the Collateral and (iii) shall take any and all actions reasonably requested by Lessor to protect Lessor's interests in and to the Collateral.

         (e) The Lessee warrants and represents that it is the owner of all of the Collateral and has full legal right to encumber the same as set forth herein.

         (f) None of the Collateral is subject to any lien, encumbrance or security interest other than in favor of the Lessor.

         (g) The security interest granted in Section 11(a) herein shall secure the Lessee's performance and payment of all of its obligations to the Lessor whether such obligations are now existing or hereinafter incurred, however such obligations may be evidenced, including without limitation, Payments, interest, fees, charges, Surcharge, attorney's fees and costs and any other obligation of the Lessee to the Lessor, whether or not such obligations arise under the Lease (hereinafter collectively, the "Obligations").

         (h) The Lessee shall advise the Lessor within one (1) business day if the Lessee adds to or changes any locations where any of the Collateral is maintained.

         (i) Upon payment in full of all Obligations, and, at the Lessee's written request, and subject to the Lessee's execution of the Lessor's release waiver (in form and substance satisfactory to the Lessor), the Lessor agrees to release its security interest under this Lease. The Lessee shall be responsible for preparing and filing any termination statements reasonably required in connection therewith, provided that the Lessor shall cooperate with the Lessee and shall not unreasonably withhold its consent and acknowledgment of the same.
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         (j)      The Lessee warrants that it maintains inventory in___________.

         (k)      The Lessee warrants that it maintains equipment in___________.

         (l)      The Lessee warrants that it maintains deposit accounts in ___.

         (m) The Lessee warrants that it is in compliance with all applicable statutes, regulations, ordinances, court decrees, or other directives of the United States of America, and all states, counties, municipalities and agencies with respect to the rendition of its services and/or its conduct of business and, without limiting the foregoing, the Lessee has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provisions for payment of all such taxes, assessments and other government charges; except as otherwise may have been disclosed in writing to and acknowledged by the Lessor on or before the date of execution of this Lease.

12.      RISK OF LOSS AND INSURANCE.

         (a) Until the Lessee has returned the Equipment to the designated return location, the Lessee bears the entire risk of loss or damage to the Equipment, regardless how arising.

         (b) The Lessee shall immediately notify the Lessor of the occurrence of any loss or other occurrence affecting the Lessor's interests in and to any of the Equipment and the Lessee shall make repairs or corrections at the Lessee's expense. In such event and notwithstanding any damage or loss to any and/or all of the Equipment, the Lessee agrees to continue to meet all Payments and other Obligations as and when the same come due.

         (c) In the event of a loss or damage to any of the Equipment where the cost of repairs or corrections is not cost effective, Lessor shall have the right to require the Lessee to pay immediately all remaining Payments and other charges becoming due under the Lease after the date of such loss or damage, plus any past due amounts under the Lease. For the purposes of this section (c) only, the remaining Payments shall be discounted by a rate equal to .05% per annum. The determination as to whether the cost of repairs or corrections is cost effective shall be in Lessor's sole and absolute discretion.

         (d) The Lessee agrees to keep the Equipment insured at the Lessee's expense against risks of loss or damage from any cause whatsoever. The Lessee agrees that such insurance shall not be less than the unpaid balance of the Lease term with respect to said Equipment plus the then-current fair market value of the Equipment. The Lessee also agrees that the insurance shall be in such additional amount as is reasonable to cover the Lessor for public liability and property damage arising from the Equipment or the Lessee's use of it. The Lessee agrees to name the Lessor as the loss payee and an additional insured. The Lessee shall ensure that the Lessor is the Certificate Holder with respect to all insurance. On the date of execution of each Equipment Schedule to this Lease, the Lessee shall provide the Lessor with an insurance binder with coverage in accordance with the terms of this Lease. Within 5 days of execution of each Equipment Schedule, the Lessee shall provide the Lessor with a Certificate Of Property Insurance in favor of the Lessor. Each policy shall provide that the insurance cannot be canceled without thirty days prior written notice to the Lessor. Upon request by the Lessor, the Lessee agrees to furnish proof of each insurance policy including a certificate of insurance and a copy of the policy. The proceeds of such insurance shall be applied at the Lessor's sole election toward the replacement or repair of the damaged portion of the Equipment or payment

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                  towards the Obligations. The Lessee appoints the Lessor as attorney-in-fact to make any claim for, receive payment of, or execute or endorse all documents, checks or drafts for loss or damage or return of premium under such insurance.

         (e) If the Lessee fails to obtain or maintain the insurance described herein, the Lessor may, and shall not be obliged to, obtain and maintain such insurance. The Lessee agrees to pay to the Lessor the out-of-pocket cost of such insurance as incurred by the Lessor plus an administration fee equal to 5% of such cost. The Lessee shall have no right or claim to any insurance benefits from Lessor.

13.      INDEMNITY.

         The Lessee agrees to indemnify and hold the Lessor and its affiliates, officers, directors, employees, principals, shareholders and attorneys, agents, representatives and consultants harmless from and against any and all losses, damages, injuries, claims, demands, and expenses, including any and all attorney's fees and costs arising from or caused directly or indirectly by any actual or alleged use, possession, maintenance, condition (whether or not latent or discoverable), operation, location, delivery, transportation or removal of the Equipment, or arising from acts or omissions of the Lessee, acts or omissions of any agent, assignee, or delegee of the Lessee or otherwise in connection with the leasing of any or all of the Equipment herein. The Lessee's obligation to provide such indemnification shall survive the term of this Lease. Should the Lessee be entitled under applicable law to revoke its acceptance of any of the Equipment, the Lessee agrees to pay and indemnify the Lessor for any payment made by the Lessor to the Lessee, the Manufacturer and/or to the Supplier.

14.      ATTORNEY'S FEES.

         (a) The Lessee shall pay to the Lessor any and all attorney's fees and costs, any accountant's fees, costs, and any out of pocket expenses incurred by the Lessor:

                  (i) in the negotiation, preparation and/or administration of this Lease, any amendments thereto, any Equipment Schedules, any Guarantees, and any related documents related to any of the foregoing;

                  (ii) in connection with any disagreement or litigation arising out of, or in connection with any of the foregoing; or

                  (iii)    in any restructuring of the Obligations.

         (b) In addition, if it becomes necessary for the Lessor to utilize collection efforts or engage an attorney to enforce its rights against the Lessee, the Lessee agrees to pay all costs of collection, including actual attorney's fees and costs whether or not suit is filed and in all proceedings arising under the Lease, including any arbitration, bankruptcy proceeding, civil action, mediation, counterclaim or post-judgment action or appeal with respect to any of the foregoing. All attorney's fees and costs shall be payable by the Lessee to the Lessor on demand.

         (c) The Lessee promises to pay and agrees that the Lessor may deduct from monies otherwise due to the Lessee, all of the above described attorney's fees, costs and out-of-pocket expenses.

         (d) In the event any Obligations become due and remain unpaid in part or in their entirety, the Lessor, at its sole option, may do one or more of the following:


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                                      -9-


                  (i) require the Lessee to pledge additional assets to secure the Obligations; or

                  (ii) declare an Event of Default under paragraph 15 and exercise its rights and remedies hereunder or otherwise available to it.

15.      DEFAULT.

         The Lessee shall be in default of this Lease upon any of the following events (an "Event of Default"):

         (a)      The Lessee fails to pay any amount when due under the Lease;

         (b) The Lessee assigns, moves, pledges, subleases or sells any of the Equipment or attempts to do so, without the Lessor's written authorization;

         (c) The Lessee breaches any of its warranties under this Lease or under any other agreement with the Lessor;

         (d) The Lessee fails to pay and/or perform any of its Obligations when the same come due;

         (e) Any execution or writ of process is issued in any action or proceeding to seize or detain any of the Equipment;

         (f) The Lessee gives the Lessor reasonable cause to be insecure about the Lessee's willingness or ability to perform any of the Lessee's Obligations;

         (g) The Lessee becomes insolvent or unable to pay debts when due, stops doing business as a going concern, merges, consolidates, transfers all or substantially all of its assets, makes an assignment for the benefit or creditors, appoints a trustee or receiver or undergoes a substantial deterioration of financial health;

         (h) The Lessee files a petition or a petition is filed against the Lessee under the United States Bankruptcy Code or the Lessee commences, authorizes or acquiesces in the commencement of a proceeding under any law for the protection from creditors;

         (i) Any default under any other agreement or document between and/or concerning the Lessee and the Lessor;

         (j) The Lessee fails to perform any of its covenants and/or reporting obligations to the Lessor under this Lease when and as required herein;

         (k) The Lessee fails to comply in a timely manner with any federal, state, or local tax or other reporting requirements (including without limitation, requirements relating to the filing of payroll tax returns), or fails to make timely payment of any tax or municipal obligations, or if any federal, state, or local government asserts or files any tax or other statutory lien or levy on, or claim of set-off against, any of the Equipment or any other Collateral, or otherwise claims or asserts in writing that the Lessee has failed to comply with its tax or other payment obligations or otherwise states in writing its intention to file any lien against any of the Equipment or any of the other Collateral for failure to pay any or all required tax or other obligations;

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(l)               If any representation or warranty contained herein or any
                  information, report, financial statement, exhibit, certificate or schedule furnished by or on behalf of the Lessee, whether provided prior to, simultaneous with or after the execution of this Lease, contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements herein or therein not misleading.

         Upon the occurrence of an Event of Default hereunder, a surcharge of 4% per annum (a "Surcharge") on the Obligations shall immediately be charged to Lessee without notice and thereafter shall be payable by Lessee to Lessor until and inclusive of the date the Event of Default has been cured, or in the event that the Obligations have been accelerated, until all Obligations have been paid in full, including the period following entry of any judgment on or relating to any of the Obligations. The Surcharge shall accrue on any such judgment until actual receipt by the Lessor of payment in full of all Obligations (including the Surcharge) and said judgment. The Surcharge shall be secured by the Collateral.

         After the occurrence of an Event of Default, Lessor shall be entitled to apply any payments or proceeds received by it and/or any monies of Lessee held by Lessor against the Obligations, whether interest, Payments, Surcharge, attorney's fees and costs, costs of collection or otherwise, in such manner and order as Lessor may, at its sole discretion, determine.

16.      REMEDIES.

         Should the Lessee default under this Lease, the Lessor has the right to collect and to exercise any or all of the following:

         (i) the Lessor may seek any and all remedies available for the enforcement of this Lease at law or in equity, and without limitation, the Lessor may also, in its sole discretion, but shall not be obligated to, declare all Obligations to be forthwith due and payable and/or exercise any or all of its rights to collect on the Collateral. If it becomes necessary for the Lessor to utilize collection efforts to enforce its rights against the Lessee, the Lessee agrees to pay all expenses in connection therewith.

         (ii) The Lessor may, without notice, accelerate all sums under the Lease and under any other agreement with the Lessor and require the Lessee to immediately pay the Lessor all Obligations including but not limited to, all sums that are already due and those that will become due, including the lease-end Purchase Options of all of the Equipment;

         (iii) At the time of an Event of Default or at any time thereafter, the Lessor has the immediate unfettered right to take possession of all of the Equipment and all of the other Collateral without any court order or other process of law and for such purposes may enter upon any premises where any Equipment or other Collateral may be, remove the same, foreclose upon the same, sell or re-lease any or all of the Equipment and/or other Collateral, and apply any proceeds to the Obligations in a manner in the Lessor's sole and absolute discretion. The Lessee shall be liable to the Lessor for all reasonable costs and expenses incurred in the repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment and the other Collateral;

         (iv) The Lessor has the right to exercise any remedy at law or equity, notice thereof being expressly waived by the Lessee;

         (v) The Lessor's action or failure to act on one remedy constitutes neither an election to be limited thereto nor a waiver of any other remedy or a release of the Lessee from any liability.

17.      MISCELLANEOUS.

         (a) The Lessee will provide the Lessor with copies of its: annual audited financial statements, if available, and any in-house prepared annual financial statements within seventy-five (75) days of the end of the Lessee's fiscal year, monthly financial statements within thirty (30) days after the end of each calendar month and IRS 940 and 941 within thirty-one (31) days after the end of each calendar quarter. Further, upon any request by the Lessor, within five (5) business days, the Lessee shall provide the Lessor with a detailed list of all Collateral.

         (b) All installation and servicing with respect to the Equipment shall be the sole responsibility of the Lessee.

         (c) The Lessee shall within one (1) business day, advise the Lessor, in writing if:

                  (i) the Lessee's place of business and record keeping is changed or a new place is added or the Lessee changes its jurisdiction of incorporation;

                  (ii) the Lessee adds to or changes any locations in which any of the Equipment or any of the Collateral is maintained;

                  (iii) there are any changes in the senior management of the Lessee or should any person previously authorized to execute documents on behalf of the Lessee be terminated or relieved of their authority to execute such documents;

                  (iv) there is any change of greater than five percent (5%) in the ownership of the Lessee within any thirty (30) day period.

                  (v) there is, or is threatened, any attachment or other legal process levied against the Lessee including without limitation, any assessment made concerning any tax liability, if any taxing authority provides any notice of an intent to place a levy or lien, or if any tax lien or levy is actually recorded;

                  (vi) there are any previously undisclosed adverse changes with respect to the Lessee's financial condition or any of the Collateral;

                  (vii) the Lessee dissolves, merges or consolidates with or into any corporation or otherwise changes its identity, including without limitation the use of a new trade name, or corporate or business structure; and/or

                  (viii) the Lessee changes its name or uses any trade name not previously disclosed in writing to the Lessor.

         (d) The Lessee hereby grants a limited power of attorney to the Lessor to execute and file financing statements pursuant to the Uniform Commercial Code, or any similar legislation in the Lessee's name, to execute and file any documents or instruments to protect or perfect the Lessor's interest in any Collateral located in international jurisdictions (collectively, the "International Documents") and/or any Collateral consisting of intellectual property, to sign and file with the Internal Revenue Service IRS Form 8821, on behalf of the Lessee; and to endorse the Lessee's name, and to negotiate or to deposit, any and all checks, notes, drafts, or other orders for payment of money payable or endorsed to the Lessee which come into the Lessor's possession hereunder.

         (e) The Lessee affirms that its hardware and software are designed, or will be modified prior to December 31, 1999, to be used prior to, during and after the calendar year 2000 A.D. and such hardware and software will operate during such time period without error, including errors relating to date data, century recognition, leap year calculations, calculations which accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century. The Lessee also agrees to hold the Lessor harmless for any transfers or funds occasioned by the inability of any banks, other financial institutions and/or the federal reserve system to properly accommodate dates after December 31, 1999.

         (f) The Lessee acknowledges that any reports, audits, credit checks or similar investigations which have been or will be performed by or for the Lessor's own purposes are not for the benefit of the Lessee, and the Lessee agrees that it has no right to rely thereon.

         (g) The Lessor and the Lessee acknowledge that this Lease shall not create any agency, partnership or joint venture relationship between the Lessor and the Lessee.

         (h) Amendments to this Lease shall be made in writing and must be signed by both parties.

         (i) The Lessee agrees to indemnify and hold the Lessor, its affiliates, officers, directors, employees, principals, shareholders, agents, attorneys, and representatives harmless from and against any loss, liability, expense, damage or injury suffered or sustained resulting from third-party claims and arising from acts or omissions of the Lessee, or acts or omissions of any agent, assignee, broker or delegee of the Lessee. The Lessee's obligations to provide such indemnification shall survive the term of this Lease.

         (j) Whenever, by the terms of this Lease, notice shall be given, such notice shall be in writing and sent by facsimile transmission to the fax numbers provided below (provided evidence of transmission is maintained), or national overnight or courier delivery service:

                          Lessee: Fax No. 210-561-5930
                          Lessor: Fax No. 609-844-0441

         (k) No waiver of or failure to enforce any provisions of this Lease shall be deemed, or shall constitute, a waiver of any other provision of this Lease, nor shall such waiver or failure to enforce constitute a continuing waiver of any provision of this Lease.

         (l) The Parties hereby represent that each has caused, and will cause, the proper corporate or individual actions to be taken by each respectively, to effectuate the rights and obligations granted under this Lease.

         (m) All the terms and provisions of this Lease shall be binding upon, inure to the benefit of and shall be enforceable by the successors in interest of the respective Parties hereto. Nothing contained herein, expressed or implied is intended nor shall it be construed to confer to or give to any person, firm, or corporation other than the parties hereto any rights or remedies under or by reason of this Lease.

         (n) Reference to the masculine shall include the feminine and neuter, and vice versa. Reference to the singular shall include the plural, and vice versa.

         (o) This Lease sets forth the entire agreement and understanding between the Parties as to the subject matter hereof, and supersedes all prior discussions between them concerning the subject matter hereof. No party shall be bound by any condition, definition, warranty, or representation, regarding the terms of this Lease other than as expressly set forth or provided for in this Lease, or as may be, on or subsequent to the date hereof, set forth in writing and signed by the Parties hereto.

         (p) This Lease may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute the entire instrument. Signature pages may be exchanged by facsimile to expedite the closing, with original signatures to be exchanged as soon as possible thereafter. In any event, the Lessee must provide copy of this Lease with original signatures to the Lessor within three (3) business days.

         (q) By executing this Lease, the Parties acknowledge that they have been fully advised by independent counsel as to the ramifications of the terms and provisions of this Lease, and the signatories have authority to act on behalf of the respective entities in executing this Lease, for the purposes herein contained.

         (r) The execution and delivery of this Lease, and the performance by the Lessee of its obligations hereunder, do not conflict with any provision of law applicable to the Lessee or of any agreement binding on it.

         (s) This Lease is expressly limited so that in no event whatsoever, shall the amounts paid or agreed to be paid to the Lessor, exceed the maximum interest rate permissible under applicable law. If, from any circumstances whatsoever, the maximum interest rate limit validly prescribed by applicable law is transcended, then, ipso facto the obligation to be fulfilled shall be reduced to the maximum interest rate prescribed by applicable law. If from any circumstance, the Lessor shall ever receive interest, or anything that might be deemed interest under applicable law that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the non-interest portions of the Obligations under this Lease or under any other agreement between the Lessor and the Lessee. If the non-interest portions of the aforementioned Obligations are paid in full, such excess amount shall be refunded to the Lessee.

         (t) Bank wire and lock box fees, search and filing fees, messenger costs, postal and/or overnight mail and other costs incurred by the Lessor (including, but not limited to, attorney's fees, costs and insurance bonding premiums) will be charged to the Lessee as they are incurred.

         (u) In the event any payments received on behalf of the Lessee are subsequently returned by the Lessee's bank for insufficient funds or any other reason which was not caused by a mistake on the part of the Lessor, the Lessee shall be assessed by the Lessor, a charge of the greater of $50, or the maximum allowed under law.

         (v) The provisions of this Lease are severable. Should any provisions herein be found to be invalid or unenforceable by a court of competent jurisdiction, the other provisions shall remain in full force and effect as though the invalid or unenforceable provision were never a part hereof. Any provision held in conflict with any statute or rule of law shall be deemed inoperative only to the extent of such conflict and shall be modified to conform with such statute or rule.

         (w) To the extent permitted by applicable law, the Lessee hereby waives any rights to:

                  (i)      cancel or repudiate this Lease;

                  (ii)     revoke acceptance of or reject any of the Equipment;

                  (iii)    claim a security interest in any of the Equipment;

                  (iv)     accept partial delivery of any of the Equipment;

                  (v) sell or dispose of any of the Equipment upon rejection or revocation;

                  (vi) seek "cover" in substitution for the Lease from the Lessor.

18.      CONSENT TO NEW YORK LAW, JURISDICTION, VENUE, AND NON-JURY TRIAL.

         The Lessee stipulates that:

         (a) this Lease shall be deemed fully executed, performed, governed by and construed in accordance with the laws of the State of New York; and

         (b) in an action, proceeding, or appeal on any matter related to or arising out of this Lease, the Lessee:

                  (i) shall be subject to and submit to the jurisdictions of the States of New York, California and Illinois, including any state or federal courts sitting therein, and all court rules therefrom and waives any and all rights under the laws of any jurisdictions to object to such jurisdictions;

                  (ii) shall accept venue in any federal or state court in New York, California or Illinois;

                  (iii) any claims by Lessee against the Lessor shall be brought in the Supreme Court of the State of New York or the Superior Court of the State of California only; and

                  (iv) THE LESSEE AND LESSOR HEREBY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY in any action, suit, counterclaim or cross-claim arising in connection with, out of or otherwise relating to this Lease, any other documents between the Parties, the Obligations, the Collateral, or in any transaction arising therefrom and/or related thereto.

LENDER:  PRINVEST FINANCIAL CORP

         By:
            ---------------------         ----------------------
            Officer's Signature           Date


ACCEPTED AND AGREED TO:

         BORROWER:  GLOBALNET, LLC

         By:
            ---------------------         ----------------------
            Manager's Signature           Date



            ---------------------
            Print Name & Title



                  BORROWER'S ABOVE SIGNATURE MUST BE NOTARIZED.

STATE OF ILLINOIS, COUNTY OF DUPAGE

Lessee's Acceptance And Agreement Sworn To And Subscribed Before Me This 8th Day of November 1999.


                                             -----------------------------------
                                             Notary Public/Justice of the Peace

         BORROWER:  GLOBALNET, LLC


         By:
            ---------------------         ----------------------
            Manager's Signature           Date



            ---------------------
            Print Name & Title




                  BORROWER'S ABOVE SIGNATURE MUST BE NOTARIZED.

STATE OF ILLINOIS, COUNTY OF DUPAGE

Lessee's Acceptance And Agreement Sworn To And Subscribed Before Me This 8th Day of November 1999.


                                             -----------------------------------
                                             Notary Public/Justice of the Peace

GlobalNet, LLC - Lease Amortization Schedule
--------------------------------------------------------------------------------
Compound Period ........................      : Monthly

Nominal Annual Rate.....................      :  22.000%
Periodic Rate...........................      :  1.8333%
Daily Rate..............................      : 0.06027%

CASH FLOW DATA


    Event      Start Date       Amount           Number    Period     End Date
--------------------------------------------------------------------------------
1   Loan       10/15/1999       5,091,835.14      1
2   Payment    11/01/1999         173,507.32     42       Monthly     04/01/2003

AMORTIZATION SCHEDULE - Normal Amortization

            Date             Payment          Interest           Principal        Balance
-------------------------------------------------------------------------------------------
Loan      10/15/1999                                                            5,091,835.14
1         11/01/1999       173,507.32       52,173.87             121,333.45    4,970,501.69
2         12/01/1999       173,507.32       91,125.86              82,381.46    4,888,120.23
3         01/01/2000       173,507.32       89,615.54              83,891.78    4,804,228.45
4         02/01/2000       173,507.32       88,077.52              85,429.80    4,718,798.65
5         03/01/2000       173,507.32       86,511.31              86,996.01    4,631,802.64
6         04/01/2000       173,507.32       84,916.38              88,590.94    4,543,211.70
7         05/01/2000       173,507.32       83,292.21              90,215.11    4,452,996.59
8         06/01/2000       173,507.32       81,638.27              91,869.05    4,361,127.54
9         07/01/2000       173,507.32       79,954.00              93,553.32    4,267,574.22
10        08/01/2000       173,507.32       78,238.86              95,268.46    4,172,305.76
11        09/01/2000       173,507.32       76,492.27              97,015.05    4,075,290.71
12        10/01/2000       173,507.32       74,713.66              98,793.66    3,976,497.05
13        11/01/2000       173,507.32       72,902.45             100,604.87    3,875,892.18
14        12/01/2000       173,507.32       71,058.02             102,449.30    3,773,442.88
15        01/01/2001       173,507.32       69,179.79             104,327.53    3,669,115.35
16        02/01/2001       173,507.32       67,267.11             106,240.21    3,562,875.14
17        03/01/2001       173,507.32       65,319.38             108,187.94    3,454,687.20
18        04/01/2001       173,507.32       63,335.93             110,171.39    3,344,515.81
19        05/01/2001       173,507.32       61,316.12             112,191.20    3,232,324.61
20        06/01/2001       173,507.32       59,259.28             114,248.04    3,118,076.57
21        07/01/2001       173,507.32       57,164.74             116,342.58    3,001,733.99
22        08/01/2001       173,507.32       55,031.79             118,475.53    2,883,258.46
23        09/01/2001       173,507.32       52,859.74             120,647.58    2,762,610.88
24        10/01/2001       173,507.32       50,647.87             122,859.45    2,639,751.43
25        11/01/2001       173,507.32       48,395.44             125,111.88    2,514,639.55
26        12/01/2001       173,507.32       46,101.73             127,405.59    2,387,233.96
27        01/01/2002       173,507.32       43,765.96             129,741.36    2,257,492.60
28        02/01/2002       173,507.32       41,387.36             132,119.96    2,125,372.64
29        03/01/2002       173,507.32       38,965.17             134,542.15    1,990,830.49
30        04/01/2002       173,507.32       36,498.56             137,008.76    1,853,821.73
31        05/01/2002       173,507.32       33,986.73             139,520.59    1,714,301.14

Please Acknowledge ---------------------------------- (Sign and date)

GlobalNet, LLC - Lease Amortization Schedule

         Date             Payment          Interest           Principal          Balance
-------------------------------------------------------------------------------------------
32      06/01/2002       173,507.32        31,428.85         142,078.47        1,572,222.67
33      07/01/2002       173,507.32        28,824.08         144,683.24        1,427,539.43
34      08/01/2002       173,507.32        26,171.56         147,335.76        1,280,203.67
35      09/01/2002       173,507.32        23,470.40         150,036.92        1,130,166.75
36      10/01/2002       173,507.32        20,719.72         152,787.60          977,379.15
37      11/01/2002       173,507.32        17,918.62         155,588.70          821,790.45
38      12/01/2002       173,507.32        15,066.16         158,441.16          663,349.29
39      01/01/2003       173,507.32        12,161.40         161,345.92          502,003.37
40      02/01/2003       173,507.32         9,203.40         164,303.92          337,699.45
41      03/01/2003       173,507.32         6,191.16         167,316.16          170,383.29
42      04/01/2003       173,507.32         3,124.03         170,383.29                0.00

Please Acknowledge ----------------------------------  (Sign and date)

As the Lender will provide the Borrower with ongoing receipt and application information as detailed in this Term Sheet, the Lender reserves the right to charge the Borrower for time and materials should the Borrower request the Lender to provide additional detailed reconciliations and/or copies of materials previously provided.

The interest rates, fees and other charges, authorized advance rates: credit limits and other terms and conditions contained herein are subject to change with a 30-day advance written notice by the Lender. This Term Sheet, and any amendments thereto, commits Lender to the financing against collateral in which the Lender has (i) a first priority, perfected security interest, (ii) been assigned the proceeds therefrom and (iii) in its sole discretion, accepted for financing in a specific written acknowledgement delivered to the Borrower or, if no written acknowledgement is so delivered, for which the Lender has actually advanced loan proceeds. Borrower acknowledges that the Lender is under no obligation to make any Advances or provide any Draws hereunder and Lender, at its sole discretion, reserves the right to fund or decline to fund any such request for any reason or for no reason.



ACCEPTED AND EXECUTED

     LENDER:  PRINVEST FINANCIAL CORP

         By:
            ---------------------         ----------------------
            Officer's Signature           Date


ACCEPTED AND AGREED TO:

     BORROWER:  GLOBALNET, LLC

         By:
            ---------------------         ----------------------
            Manager's Signature           Date



            ---------------------
            Print Name & Title



                  BORROWER'S ABOVE SIGNATURE MUST BE NOTARIZED.

STATE OF ILLINOIS, COUNTY OF DUPAGE

Lessee's Acceptance And Agreement Sworn To And Subscribed Before Me This 8th Day of November 1999.


                                             -----------------------------------
                                             Notary Public/Justice of the Peace